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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

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                                   FORM 8-A

              FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
             PURSUANT TO SECTION 12(b) OR 12(g) OF THE SECURITIES
                             EXCHANGE ACT OF 1934


                          Newcastle Investment Corp.
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            (Exact Name of Registrant as Specified in Its Charter)

              Maryland                                    81-0559116
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(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)


     1251 Avenue of the Americas
             New York, NY                                        10020
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(Address of Principal Executive Offices)                       (Zip Code)


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. /X/


If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. / /


Securities Act registration statement file number to which this form relates:
333-90578
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Securities to be registered pursuant to Section 12(b) of the Exchange Act:

         Title of Each Class                   Name of Each Exchange on Which
         to be so Registered                   Each Class is to be Registered
         -------------------                   ------------------------------
Common Stock, par value $0.01 per share            New York Stock Exchange
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Securities to be registered pursuant to Section 12(g) of the Act:

                                     None
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                               (Title of Class)
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                    INFORMATION IN REGISTRATION STATEMENT

ITEM 1.  Description of Registrant's Securities to be Registered

                  Incorporated by reference to the section entitled "Description of Capital Stock" contained in Newcastle Investment Corp.'s Registration Statement on Form S-11 filed on June 14, 2002, as amended (file no. 333-90578), including any form of the prospectus contained therein filed by the Registrant pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which is incorporated herein by reference.


ITEM 2.  Exhibits

                  The following exhibits are filed as part of this registration statement (all of which are incorporated by reference to the corresponding exhibit as filed or to be filed with the Form S-11 Registration Statement):


 3.1          Articles of Amendment and Restatement of the Registrant
 3.2          By-laws of the Registrant
 4.1          Form of Certificate for common stock
 4.2 Rights Agreement between the Registrant and American Stock Transfer & Trust Company, as Rights Agent


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                                  SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                            NEWCASTLE INVESTMENT CORP.

Date: September 25, 2002                    By:  /s/ Randal A. Nardone
                                                -----------------------
                                            Name:  Randal A. Nardone
                                            Title: Secretary





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